SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 14, 2010

Ivany Nguyen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27645	88-0258277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8720 Dufrost, St Leonard, Quebec, Canada	H1P 2Z5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  514-325-4567

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01     Other Events

On July 14, 2010, our board of directors adopted a resolution abandoning our interests in two sets of mineral claims known as the Temiscamingue property and the Mont Laurier properties, respectively.  The book value of these mining claims has previously been written-down to $0 on our audited financial statements filed with our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 filed November 12, 2009.  After a review of the mineral prospects, exploration budgets, and other information regarding these mineral claims, as well as a review of the Corporation’s financial resources and business development priorities, our board of directors determined that it was in the best interest of the Corporation to focus our mineral exploration efforts on our other mining claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ivany Nguyen, Inc.

/s/ Derek Ivany
Derek Ivany
Chief Executive Officer

Date:  July 14, 2010